Exhibit 10.11(c)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is treated by the Registrant as private or confidential.

[***]

CARGO Therapeutics, Inc.

1900 Alameda de las Pulgas,

Suite 350

San Mateo,

CA 94403,

USA

29th February, 2024

Sent by email: [***]

Dear [***],

OXB Partner Program (“[***] Program”)

This amendment letter (“Letter”) is in connection with our recent discussions regarding our [***] Program (the “Program”) and will amend the Licence and Supply Agreement dated 24 June 2022 (the “LSA”) between Oxford Biomedica (UK) Limited, (“OXB”) and Syncopation Life Sciences Inc (now doing business as CARGO Therapeutics, Inc.) (“CARGO”). Any defined terms in this Letter that are not defined herein, will have the same meaning as in the LSA. In consideration of the mutual promises set out in this Letter, OXB and CARGO agree to amend the LSA as set forth below.

Discretionary Threshold Discount

The following shall be added to Schedule 1 of the LSA:

Where in a “Calendar Year” (meaning in a year, from and including January to and including December of the same year) during the Term, the aggregate Service Fees and Batch Fees invoiced by OXB to CARGO within that Calendar Year meets a certain threshold amount (“Threshold”), OXB may, [***], apply a discount to Service Fees and/or Batch Fees to be invoiced by OXB to CARGO in the following Calendar Year, only. The Thresholds and the corresponding discount that may be applied [***], are as follows:

Threshold (£ Pounds Sterling)	% Discretionary Discount that may be applied to Service Fees and/or Batch Fees in the following Calendar Year
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Where CARGO meets a Threshold as set out above, and OXB decides [***] to provide the corresponding discount to Service Fees or Batch Fees to be invoiced by OXB to CARGO in the following Calendar Year (the “Discount Year”), OXB shall notify CARGO in writing of the applicable discount to be applied, by [***] of the Discount Year.

Extending time to pay the Additional Target Fee for [***]

OXB wishes to provide CARGO with additional time to pay the Additional Target Fee, and with effect from the date of this Letter the parties therefore agree that clause 7.2 of the LSA should be replaced with the following, to allow for payment of the Additional Target Fee after [***], has been received:

“Additional Target Fee. In partial consideration for the rights and licences granted to Client under this Agreement in relation to any Additional Target, Client shall pay to OXB a, non-refundable, non-creditable payment identified in Schedule 2 (each an “Additional Target Fee”) in respect of each Additional Target within [***] of receipt by Client of [***] in respect of such Additional Target, [***].”

Schedule 2 Discounts

In addition to the above extension of time, OXB wishes to provide CARGO with (a) a discount on the Additional Target Fee; (b) discounts on certain Milestone Payments in respect of Targets for [***] and [***]; and (c) discounts on certain Royalties in respect of Vector that is manufactured by OXB for [***]. Accordingly, with effect from the date of this Letter, the parties wish to replace Schedule 2 of the LSA in its entirety with the amended Schedule 2 set out in Appendix A of this Letter.

For the avoidance of doubt the total Additional Target Fee for the [***] product shall be $[***] as set out in the amended Schedule 2.

Also for the avoidance of doubt and notwithstanding clauses 7.8, 7.9, 7.10, 7.11 of the LSA. the fees in respect of Development Milestones, Regulatory Milestones, Technology Transfer Milestones and Commercial Milestones for [***] shall be paid as set out in amended Schedule 2 despite this Licensed Product targeting more than one Target.

Other than the agreed amendments set out in this Letter, the LSA will continue in full force and effect, and the governing law and jurisdiction clauses of the LSA shall apply to this Letter.

For and on behalf of	For and on behalf of
OXFORD BIOMEDICA (UK) LIMITED:	CARGO THERAPEUTICS, INC.

Signature /s/ Stuart Paynter	Signature /s/ Shishir Gadam

Name Stuart Paynter	Name Shishir Gadam

Job title CFO	Job title CTO

Date 01-Mar-2024	Date 04-Mar-2024

Appendix A

SCHEDULE 2

Milestones and Royalties

[***]